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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                    8-K/A


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                                May 11, 1999


                          TIME WARNER TELECOM INC.
           (Exact name of registrant as specified in its charter)

       Delaware                    333-49439              84-1500624
(State or other jurisdiction      (Commission          (I.R.S. Employer
    of incorporation)             File Number)        Identification No.)


             5700 S. Quebec Street, Greenwood Village, CO 80111
            (Address of principal executive offices) (zip code)

                               (303) 566-1000
            (Registrant's telephone number, including area code)

                               Not applicable
       (Former name or former address, if changed since last report)




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Item 5.   Other Events.

          Time Warner Telecom Inc. ("Time Warner Telecom") issued a press release on May 11, 1999, announcing that it had priced its initial public offering of 18,000,000 shares of Class A Common Stock at a price of $14 per share. The shares commenced trading on May 12, 1999 on Nasdaq under the symbol TWTC. The offering is being managed by Morgan Stanley Dean Witter, Lehman Brothers and Bear Stearns & Co., Inc. The proceeds from the offering by the company will be used primarily to repay approximately $178 million of indebtedness owed to its existing stockholders. The company will use the remaining proceeds for general corporate purposes.

          In conjunction with the initial public offering, Time Warner Telecom LLC reconstituted itself as Time Warner Telecom, Inc.


Item 7.   Financial Statements and Exhibits.

          (c) Exhibits

          (i) Exhibit 99:  Press release dated May 11, 1999.


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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on May 17, 1999.


                                 TIME WARNER TELECOM INC.

                                 By: /s/ Jill Stuart
                                     -----------------------------
                                     Name:   Jill Stuart
                                     Title:  Vice President,
                                             Accounting and Finance


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                               EXHIBIT INDEX


                                                              Sequential
Exhibit No.       Description of Exhibit                      Page Number

    99            Press release dated May 11, 1999



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                                                               Exhibit 99


Time Warner Telecom

FOR RELEASE:  MAY 11, 1999

For More Information Contact:

Mark A. Peters
Tel:  303 566-1545
email: mark.peters@twtelecom.com

TIME WARNER TELECOM PRICES INITIAL PUBLIC OFFERING AT $14

     GREENWOOD VILLAGE, CO - (May 11, 1999) - Time Warner Telecom, Inc., today announced that it has priced its initial public offering of 18,000,000 shares of Class A Common Stock at a price of $14 per share. The shares will commence trading tomorrow on Nasdaq under the symbol TWTC.

     The offering is being managed by Morgan Stanley Dean Witter, Lehman Brothers and Bear Stearns & Co., Inc.

     The proceeds from the offering by the company will be used primarily to repay approximately $178 million of indebtedness owed its existing stockholders. The company will use the remaining proceeds for general corporate purposes.

     In conjunction with the initial public offering, Time Warner Telecom, LLC reconstituted itself as Time Warner Telecom, Inc.

     Time Warner Telecom is a leading fiber facilities-based competitive local exchange carrier ("CLEC") offering a wide range of business telephony and data services and high speed Internet access primarily to medium and large business customers in 19 U.S. cities, including Austin, Houston and San Antonio, Texas; Charlotte, Greensboro and Raleigh, North Carolina; Albany, Binghamton, New York City and Rochester, New York; Cincinnati and Columbus, Ohio; Memphis, Tennessee; Orlando and Tampa, Florida; Indianapolis, Indiana; Milwaukee, Wisconsin; San Diego, California; and Honolulu, Hawaii. Time Warner Telecom plans to enter Jersey City and Dallas later this year. The company is based in Greenwood Village, CO.

     A registration statement relating to these securities was filed and declared effective by the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering of these securities will be made only by means of a prospectus, copies of which may be obtained from Morgan Stanley Dean Witter, 1585 Broadway, New York, NY 10036.

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